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                                                                   Exhibit 10.12


                            ------------------------


                          FIRST SUPPLEMENTAL INDENTURE


                            ------------------------


                          Dated as of February 26, 1999


                       Supplementing the Indenture, dated
                        as of February 25, 1999, between
                                PepsiCo, Inc. and
                      The Chase Manhattan Bank, as Trustee


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                  FIRST SUPPLEMENTAL INDENTURE, dated as of February 26, 1999
(the "First Supplemental Indenture"), among PepsiCo, Inc., a North Carolina Corporation ("PepsiCo"), The Pepsi Bottling Group, Inc., a Delaware corporation ("PBG"), Bottling Group, LLC, a Delaware limited liability company ("Bottling LLC"), and The Chase Manhattan Bank (the "Trustee"), as Trustee under the Indenture referred to herein.

                  WHEREAS, PepsiCo and the Trustee heretofore executed and delivered an Indenture, dated as of February 25, 1999 (the "Indenture"), in respect of the Series A Senior Notes due 2000 (the "Notes"); and

                  WHEREAS, PepsiCo, PBG and Bottling LLC heretofore executed and delivered an Assignment and Assumption Agreement, dated as of February 25, 1999 (the "Assumption Agreement"), under which PepsiCo and PBG stated their desire to effect the assignment of all of PepsiCo's obligations under the Notes to PBG and the assumption of all of the obligations of PepsiCo in that respect by PBG (the "Assumption") and for Bottling LLC to provide an unconditional and irrevocable guarantee of all payments of principal, interest and all monetary obligations of PBG under the Notes (the "Guarantee"); and

                  WHEREAS, Bottling LLC is a subsidiary of PBG; and

                  WHEREAS, PBG and Bottling LLC are engaged in related business, and Bottling LLC will derive substantial direct and indirect benefit from the Assumption; and

                  WHEREAS, Section 801 of the Indenture provides that PepsiCo and the Trustee may amend the Indenture without notice to or consent of any Holders of the Notes in order to provide for the assumption of all of PepsiCo's rights, obligations and duties and liabilities under the Indenture and the Notes by PBG and the issuance of the Guarantee by Bottling LLC.

                  WHEREAS, this First Supplemental Indenture has been duly authorized by all necessary corporate action on the part of each of PepsiCo, PBG and Bottling LLC.

                  NOW, THEREFORE, PepsiCo, PBG, Bottling LLC and the Trustee agree as follows for the equal and ratable benefit of the Holders of the Notes:


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                                    ARTICLE I

                       ASSUMPTION BY SUCCESSOR CORPORATION

                  SECTION 1.1 ASSUMPTION OF THE NOTES. PBG hereby expressly assumes the due and punctual payment of the principal of, premium, if any, and interest on the Notes and all obligations of PepsiCo under the Notes and the Indenture and shall be the successor to PepsiCo under the Indenture.

                  SECTION 1.2 RELEASE OF PEPSICO. Upon PBG becoming the successor Obligor under the Indenture, PepsiCo shall be discharged from all obligations and covenants under the Notes and the Indenture.

                  SECTION 1.3 TRUSTEE'S ACCEPTANCE. The Trustee hereby accepts this First Supplemental Indenture and agrees to perform the same under the terms and conditions set forth in the Indenture.

                  SECTION 1.4 NOTICES. For purposes of Section 105(2) of the Indenture, the address of PBG shall be One Pepsi Way, Somers, New York 10589,
Attention: General Counsel.

                  SECTION 1.5 THE NOTES. All Notes now outstanding under the Indenture shall be cancelled in accordance with the provisions of the Indenture and notwithstanding Exhibit A to the Indenture, as long as PBG is the Obligor under the Indenture, all Notes shall be reissued in the name of, and executed by, PBG and shall refer to PBG as the Obligor, and shall have the Guarantee endorsed thereon.

                  SECTION 1.6 NO ASSUMPTION OF TAX INDEMNITY. Nothing in this Supplemental Indenture shall be construed as an assignment by PepsiCo to PBG of, or an assumption by PBG from PepsiCo of, PepsiCo's obligations under its letter agreement dated February 25, 1999 with Lehman Brothers Inc. and Credit Suisse First Boston Corporation regarding the tax consequences of the substitution of PBG for PepsiCo as obligor on the Notes.

                                   ARTICLE II

                              ADDITION OF GUARANTOR


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                  SECTION 2.1 ADDITION OF BOTTLING LLC. In accordance with
Sections 801 and Article XI of the Indenture, Bottling LLC hereby unconditionally and irrevocably guarantees to each Holder of the Notes the payment of principal, interest and all other monetary obligations under the Notes, to the extent and manner set forth in the Indenture.

                  SECTION 2.2 REFERENCES IN THE INDENTURE. By reason of the addition of Bottling LLC as the Guarantor under the Indenture, all references in the Indenture to the "Guarantor" are hereby deemed to refer to Bottling LLC.

                  SECTION 2.3 EXECUTION OF THE GUARANTEE. Concurrently with the execution of this Supplemental Indenture, Bottling LLC shall execute the Guarantee in the form attached to the Indenture as Exhibit C, in the manner provided in the Indenture, and shall cause such Guarantee to be endorsed upon any Notes reissued in accordance with Section 1.5 hereof.

                  SECTION 2.4 NOTICES. For the purposes of Section 105(3) of the Indenture, the address of Bottling LLC shall be One Pepsi Way, Somers, New York 10589, Attention: Managing Director.


                                   ARTICLE III

                                  MISCELLANEOUS

                  SECTION 3.1 EFFECT OF SUPPLEMENTAL INDENTURE. Upon the later to occur of (i) the execution and delivery of this First Supplemental Indenture by PepsiCo, PBG, Bottling LLC and the Trustee and (ii) the consummation of the Assumption, the Indenture shall be supplemented in accordance herewith, and this First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered under the Indenture shall be bound thereby.

                  SECTION 3.2 INDENTURE REMAINS IN FULL FORCE AND EFFECT. Except as supplemented hereby, all provisions in the Indenture shall remain in full force and effect.

                  SECTION 3.3 INDENTURE AND SUPPLEMENTAL INDENTURE CONSTRUED TOGETHER. This First Supplemental Indenture is an indenture supplemental to and in


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implementation of the Indenture, and the Indenture and this First Supplemental
Indenture shall henceforth be read and construed together.

                  SECTION 3.4 CONFIRMATION AND PRESERVATION OF INDENTURE. The Indenture as supplemented by this First Supplemental Indenture is in all respects confirmed and preserved.

                  SECTION 3.5 CONFLICT WITH TRUST INDENTURE ACT. If any provision of this First Supplemental Indenture limits, qualifies or conflicts with any provision of the TIA that would be required under the TIA to be part of and govern any provision of this First Supplemental Indenture were the Indenture qualified under the TIA, the provision of the TIA shall control. If any provision of this First Supplemental Indenture modifies or excludes any provision of the TIA that may be so modified or excluded, the provision of the TIA shall be deemed to apply to the Indenture as so modified or to be excluded by this First Supplemental Indenture, as the case may be.

                  SECTION 3.6 SEVERABILITY. In case any provision in this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  SECTION 3.7 TERMS DEFINED IN THE INDENTURE. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Indenture.

                  SECTION 3.8 HEADINGS. The Article and Section headings of this First Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part of this First Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

                  SECTION 3.9 BENEFITS OF FIRST SUPPLEMENTAL INDENTURE, ETC. Nothing in this First Supplemental Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder and the Holders of the Notes, any benefit or any legal or equitable right, remedy or claim under the Indenture, this First Supplemental Indenture or the Notes.

                  SECTION 3.10 SUCCESSORS. All agreements of PBG, Bottling LLC, and PepsiCo in this First Supplemental Indenture shall bind their respective succes-


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sors. All agreements of the Trustee in this First Supplemental Indenture shall bind its successors.

                  SECTION 3.11 TRUSTEE NOT RESPONSIBLE FOR RECITALS. The recitals contained herein shall be taken as the statements of PepsiCo, PBG, and Bottling LLC and the Trustee assumes no responsibility for their correctness or for the validity or sufficiency of this First Supplemental Indenture.

                  SECTION 3.12 CERTAIN DUTIES AND RESPONSIBILITIES OF THE TRUSTEE. In entering into this First Supplemental Indenture, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct or affecting the liability or affording protection to the Trustee, whether or not elsewhere herein so provided.

                  SECTION 3.13 GOVERNING LAW. This First Supplemental Indenture shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 3.14 COUNTERPART ORIGINALS. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.


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                  IN WITNESS WHEREOF, the parties have caused this First
Supplemental Indenture to be duly executed as of the date first written above.


                                THE PEPSI BOTTLING GROUP, INC.


                                By: /s/ Margaret D. Moore
                                   -------------------------------------
                                   Name:  Margaret D. Moore
                                   Title: Senior Vice President and Treasurer

                                BOTTLING GROUP, LLC


                                By: /s/ Lawrence F. Dickie
                                   -------------------------------------
                                   Name:  Lawrence F. Dickie
                                   Title: Managing Director

                                PEPSICO, INC.


                                By: /s/ Matthew M. McKenna
                                   -------------------------------------
                                   Name:  Matthew M. McKenna
                                   Title: Senior Vice President and Treasurer


                                THE CHASE MANHATTAN BANK,
                                     as Trustee


                                By: /s/ James P. Freeman
                                   -------------------------------------
                                   Name:  James P. Freeman
                                   Title: Vice President


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